Exhibit 10.16

普瑞德在线担保机构合作协议
Cooperation Agreement between Pride Online  and the Guarantor

编号：     保合    号
                                                                                                           No.:

甲方：苏州普融信息科技有限公司
Party A: Suzhou Pride Information Technology Co. Ltd.

乙方：
Party B：

为发展普惠金融，引导民间借贷规范化，苏州普融信息科技有限公司打造国内安全、高效专业的投融资平台-----“普瑞德在线”。甲乙双方根据民间借贷公开化、阳光化、规范化的政策要求，经自愿、平等协商，达成以下合作协议（“本协议”），并共同遵守。
In order to develop the inclusive financial system, and to lead the normalization of the private lending, Suzhou Pride Information Technology Co. Ltd. devotes itself to build a secure, efficient and professional network platform for investment and financing - “Pride Online” in China. Based on the policy requirements of publicity, transparency, and normalization for private lending, Party A and Party B have concluded this cooperation agreement (“this Agreement”) through voluntary and equality consultation and shall abide by as follows:

一、定义
I. Definition

1、	借款人：本协议所指的借款人专指有融资需求，并在普瑞德在线网站发布借款申请的自然人或法人。
1.	Borrower: the Borrower referred to herein solely means the natural person or legal entity which has financing needs and submits the loan-application through the Pride Online website.

2、	出借人：本协议所指的出借人专指有理财需求，并在普瑞德在线网站对借款人的借款申请投标的自然人或法人
2.
Lender: the Lender referred to herein solely means the natural person or legal entity which has investment needs and submits a tender for the loan-application of the Borrower through the Pride Online website.

3、	《借款担保合同》：本协议所指的《借款担保合同》专指借款人、出借人、平台及担保人四方就借款、担保、费用收取及划付等通过普瑞德在线网站达成的四方协议，参考文本见本协议附件。
3.
Loan and Guarantee Contract, the Loan and Guarantee Contract referred to herein solely means the four-parties agreement entered into between and by the Borrower, the Lender, Pride Online and the Guarantor through the Pride Online website with regard to the loan, guarantee, collection and remitting of fees. The referred text of the Loan and Guarantee Contract is attached to this Agreement.

4、	本协议出现的其他用语，以普瑞德在线网站解释为准。
4.	For the meanings of the other terms used in this Agreement, the definition on the Pride Online website shall prevail.

二、合作内容
II. Content of Cooperation

甲方同意乙方成为普瑞德在线网站的合作担保机构。乙方根据借款人委托通过普瑞德在线网站为借款人提供担保服务。根据审慎经营原则和渐进原则对初次合作的担保机构的担保总额控制在注册资本的50%以下，对于建立长期合作关系的担保机构最高担保总额控制在注册资本以下，单笔担保金额不超过可担保总额的5%。同时要求乙方主管部门给予的信用评级至少为A级。乙方对借款人进行科学、规范的贷前调查和评估，对借款人的风险做出合理判断，如果必要，要求借款人提供相对应的反担保措施。乙方将通过评估的借款人推荐给甲方。

Party A agrees Part B to act as the collaborative guarantor on the Pride Online website. Party B shall provide the Borrower the guarantee service through the Pride Online website according to the entrustment of the Borrower. According to prudent and progressive business principle, for guarantors cooperating with Pride Online for the first time, the aggregate guarantee amount shall be no more than 50% of such guarantor’s registered capital. For a guarantor who has established long-term cooperation relationship with Pride Online, the aggregate guarantee amount shall be no more such guarantor’s registered capital. The guarantee amount for a single loan shall not exceed 5% of the aggregate amount of the permitted aggregate guarantee amount.  Party B’s credit rating assessed by relevant government authority shall be at lease “A”.  Party B shall conduct investigation and assessment of the borrower, determine the borrower’s risk level in a reasonable manner, and if necessary, require collateral from the borrower.  Party B shall recommend qualified borrowers to Party A.

三、甲方权利义务
III. Party A’s Rights and Obligations

1、	甲方通过普瑞德在线系统参数设计，限定普瑞德在线网站客户（借款人、出借人）发布的直接借款利率（借款利率由借款人自行决定）；甲方有权收取网站服务费。
1.
Party A shall be entitled to prescribe a limit to the interest rate of direct lending (the lending rate shall be decided by the Borrower at its sole discretion) released by Pride Online’s customer (including the Borrower and the Lender) through the parameter design of the Pride Online’s system; and shall also be entitled to collect the website service fee.

2、	根据乙方的贷前调查的真实度、准确度、全面度以及风险控制能力、履约情况等因素评定和调整乙方在普瑞德在线的级别，并有权将乙方违约情况汇报到小贷公司监管部门或进行公示或取消乙方担保机构合作资格。
2.
Party A shall be entitled to evaluate and adjust the grade of the Party B on Pride Online according to the factors including but not limited to the trueness, accuracy, comprehensive of Party B’s pre-loan investigation, as well as the Party B’s capacities of controlling risk and status of fulfilling contractual obligations. In addition, Party A shall be entitled to submit a report on Party B’s default to the supervision department of microcredit companies, or to publicize the aforesaid default, or to withdraw Party B’s qualification of cooperative guarantors.

3、	为了控制普瑞德在线业务风险，甲方有权对乙方提供的借款人信贷材料、普瑞德在线业务材料、系统使用情况等进行专项的风险检查，并根据甲方的文件规定、风险评审结果、客观经济环境、乙方资信等综合确定乙方在普瑞德在线可以为借款人借款担保的最高额度。
3.
In order to control the business risk of Pride Online, Party A shall be entitled to conduct special risk-based inspections on the Borrower’s credit materials supplied by Party B, as well as on the business material of Pride Online and the condition of the system use etc. In addition, Party A shall be entitled to determine the maximum guarantee amount provided by Party B to the  Borrower on Pride Online comprehensively according to Party A’s documental regulation, the result of risk assessment, the objective environments of economy, and  Party B’s credit standing.

四、乙方权利义务
IV. Party B’s Rights and Obligations

1、	遵守甲方有关普瑞德在线的文件规定，及相关的规定，开展普瑞德在线业务，杜绝非法融资等违法违规行为。
1.
Party B shall comply with the relevant documental regulation of Party A related to Pride Online and its correlative provisions when carrying out the Pride Online business, and shall completely eradicate illegal financing behaviors or other violations of laws and regulations.

2、	按甲方规定使用的普瑞德在线的业务系统，且保证录入系统的信息真实、准确、及时，以便甲方能够及时掌握其经营状况。遵守普瑞德在线网站的各项协议与规定，保证录入普瑞德在线系统的信息真实、准确、及时。
2.
Party B shall comply with Party A’s regulations when using the Pride Online system and shall ensure the trueness, accuracy, punctuality of the information recorded into the system for the purpose that Party A would be able to timely acknowledge Party B’s operating conditions. Party B shall also comply with the various agreements and regulations of Pride Online, and ensure the trueness, accuracy, punctuality of the information recorded into the system of Pride Online.

3、	对借款人资信进行调查，确保借款人的信息真实可靠。对借款人的资信状况及借款使用情况进行贷后跟踪，并督促借款人按约还本付息。
3.
Party B shall conduct investigations on the Borrower’s credit standing, and ensure the truth and reliability of the Borrower’s information. In addition, Party B shall make post-loan tracking for the Borrower’s credit standing and the use of the loan, and shall procure the Borrower to repay the loan and interest in accordance with the Loan and Guarantee Contract.

4、	通过调整对借款人线下收取的担保费用，确保乙方通过普瑞德在线网站进行的借款，所有借款最终的平均成本为年化利率不超过国家规定的最高利率。
4.
Through adjusting the guarantee fees collected offline from the Borrower, Party B shall ensure the average final costs of the loans made through Pride Online shall not exceed the maximum interest rate permitted by relevant regulations on an annualized-rate basis.

5、	在普瑞德在线网站上为借款人提供相应的履约担保，收取相应的担保费用，不得以咨询服务费等其他形式变相提高担保费用，违反国家有关规定。
5.
Party B shall provide guarantee for the Borrower through the Pride Online website and collect respective guarantee fees. Party B shall not increase the guarantee fees by collecting consulting fee or any other fees in violation of relevant regulations.

6、	在乙方担保的借款人还款逾期时，按《借款担保合同》约定通过其普瑞德在线绑定账户承担代偿义务。乙方承诺，最迟在借款人逾期后3日内全部代偿完毕。
6.
Party B shall assume the obligation of compensation through its Pride Online account according to the stipulations of the Loan and Guarantee Contract in case that the Borrower secured by Party B fails to pay the loan on schedule. Party B undertakes that it shall repay all the balance due within three (3) days upon the occurrence of the overdue payment by the Borrower.

7、	建立建全内控制度，配合甲方对其信贷资料、普瑞德在线业务资料、小贷公司系统使用情况等进行检查。
7.
Party B shall establish and perfect the internal control system, and coordinate with Party A to conduct inspections on its lending materials, Pride Online business materials, and the usage of the system for microcredit companies.

8、	在借款成立日，及时登陆普瑞德在线网站登记《借款担保合同》，并协助借款人及时登记《借款担保合同》。
8.	Party B shall promptly register the Loan and Guarantee Contract with Pride Online upon the concluding of the loan, and shall assist the Borrower to register the Loan and Guarantee Contract in time.

五、其他事项
V. Miscellaneous

1、	本协议为甲乙双方合作开展普瑞德在线业务的框架协议，如内容与双方就普瑞德在线业务签订的专项、单项法律文件（包括但不限于《借款担保合同》、《普瑞德在线网站服务协议》等）的内容相冲突，则以双方签订的专项、单项法律文本约定为准。
1.
This Agreement is a framework agreement for cooperation between Party A and Party B to conduct Pride Online business, in case that the content is in conflict with the special and individual legal documents signed between and by Party A and Party B in respect of Pride Online business (including but not limited to the Loan and Guarantee Contract, the Pride Online Service Agreement etc.），the special and individual legal documents signed between and by Party A and Party B shall prevail.

2、	双方应严格遵守保密义务，未经双方同意，任何一方不得向第三方透露本协议的内容，但法律、法规另有强制性规定，或监管、审计等有权机关另有强制性要求的除外。
2.
Each Party shall maintain confidentiality of all such confidential information, and without obtaining the consent of the other Party，either Party shall not disclose any content of this Agreement to any third parties, except such disclosure is mandatorily required under laws and regulations or mandatorily required by the supervising, auditing and other authorities.

3、	本协议实施过程中如有任何争议，可协调解决；协调解决不成的，应向甲方所在地人民法院提起诉。
3.
In the event of any dispute with respect to the implementation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, a lawsuit shall be filed with the People’s Court in the Party A’s locality.

4、	本协议一式两份，甲乙双方各持壹份，具有同等法律效力，自双方签字或盖章后生效。（以下无正文）
4.	This Agreement has two copies with equal legal effect, and each Party holds one copy. This Agreement shall come into force as of the date of signing by Both Parties. (No Text Below)

甲方（公章）	乙方（公章）
Party A (seal)	Party B (seal)

法定代表人（签章）	法定代表人（签章）
Legal representative (Signature)	Legal representative (Signature)

签订日期：	签订日期：
Date:	Date: